Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets

We performed our annual goodwill assessment during the third quarter of 2016 at the reporting unit level, which is identified by assessing whether the components of our operating segments constitute businesses for which discrete financial information is available, whether segment management regularly reviews the operating results of those components and whether the economic and regulatory characteristics are similar. As a result of our assessment, we concluded that the fair value of goodwill substantially exceeded its carrying value and that the entire amount of goodwill disclosed on the consolidated balance sheet is recoverable. We primarily used a discounted cash flow analysis, supplemented by a market approach analysis, to perform the assessment. Key assumptions in the analysis include the use of an appropriate discount rate, terminal year multiples, and estimated future cash flows, including an estimate of operating and general and administrative costs. In estimating cash flows, we incorporate current market information (including forecasted volumes and commodity prices), as well as historical and other factors. If actual results are not consistent with our assumptions and estimates, or our assumptions and estimates change due to new information, we may be exposed to goodwill impairment charges, which would be recognized in the period in which the carrying value exceeds fair value.
During the second quarter of 2015, we recognized a goodwill impairment based on our best estimate of the impairment resulting from the performance of the hypothetical purchase price allocation which totaled $378 million for our Mid-continent and Permian reporting units and $49 million for our Collbran, Michigan, and Southeast Texas reporting units. We completed the hypothetical purchase price allocation in the third quarter of 2015 and after completing the analysis, there was no remaining fair value to assign to the goodwill of the Collbran reporting unit. As a result, we recorded an additional impairment of $33 million in the third quarter of 2015.
We performed our annual goodwill assessment during the quarter ended September 30, 2015. We concluded that the fair value of goodwill of our remaining reporting units exceeded their carrying value, and the entire amount of goodwill disclosed on the consolidated balance sheet associated with these remaining reporting units is recoverable, therefore, no other goodwill impairments were identified or recorded for the remaining reporting units as a result of our annual goodwill assessment.
The change in carrying amount of goodwill in each of our reportable segments was as follows:

	Year Ended December 31,
	2016			2015
	(Millions)
	Gathering and Processing	Logistics and Marketing	Total	Gathering and Processing	Logistics and Marketing	Total
Balance, beginning of period	$170	$72	$242	$632	$72	$704
Impairment	—	—	—	(460)	—	(460)
Dispositions	$(6)	$—	$(6)	$(2)	$—	$(2)
Balance, end of period	$164	$72	$236	$170	$72	$242

Intangible assets consist of customer contracts, including commodity purchase, transportation and processing contracts and related relationships. The gross carrying amount and accumulated amortization of these intangible assets are included in the accompanying consolidated balance sheets as intangible assets, net, and are as follows:

	December 31,
	2016	2015
	(Millions)
Gross carrying amount	$410	$410
Accumulated amortization	(151)	(139)
Accumulated impairment	(122)	(122)
Intangible assets, net	$137	$149

We recorded amortization expense of $12 million, $19 million and $21 million for the years ended December 31, 2016, 2015, and 2014, respectively. As of December 31, 2016, the remaining amortization periods ranged from approximately 2 years to 19 years, with a weighted-average remaining period of approximately 14 years.

Estimated future amortization for these intangible assets is as follows:

Estimated Future Amortization
(Millions)
2017	$11
2018	11
2019	11
2020	11
2021	11
Thereafter	82
Total	$137